The UBS Funds

January 17, 2012

The UBS Funds

Summary Prospectus Supplement

January 17, 2012

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Global Allocation Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2011, as follows:

At meetings of the Board of Trustees ("Board") of the Trust held on November 9, 2011 and December 2, 2011, the Board approved the conversion of the Class B shares of the Fund into Class A shares of the Fund (the "Conversion"). Class A shares of the Fund are expected to be subject to the same fees and expenses as the Class B shares of the Fund, except that Class A shares will have lower 12b-1 fees.

On or about March 1, 2012, the Class B shares of the Fund will be converted into Class A shares of the Fund and Class B shares will be terminated effective immediately after such Conversion. Class B shareholders will not incur any transaction costs in connection with the Conversion, including redemption fees and contingent deferred sales charges on the redemption of Class B shares and front-end sales charges on the purchase of Class A shares resulting from the Conversion. In addition, it is expected that the Conversion will be tax-free for federal income tax purposes, which means that former Class B shareholders will not have a taxable gain or loss on the conversion of their Class B shares to Class A shares. Class A shares received as a result of the Conversion will be exchangeable for Class A shares of other series of the UBS Family of Funds to the same extent as other Class A shares of the Fund. Class B shares of the Fund have been closed to new investors (except through exchanges from another series of the UBS Family of Funds) since September 30, 2007.

The Conversion will occur without any action being necessary from shareholders, and the changes resulting from the Conversion will be reflected in the Fund's record books and your account statements.

Accordingly, as of the date of the Conversion, all references in the Summary Prospectus to Class B shares of the Fund are deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR SUMMARY PROSPECTUS DATED OCTOBER 28, 2011.

Item # ZS-515